                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


    Date of Report (Date of Earliest Event Reported):      August 27, 1999


            COPLEY REALTY INCOME PARTNERS 4; A LIMITED PARTNERSHIP (Exact Name of Registrant as Specified in its Charter)


                                 Massachusetts
                (State or Other Jurisdiction of Incorporation)


        0-18735                                          04-3058134
(Commission File Number)                      (IRS Employer Identification No.)


    225 Franklin Street, 25th Floor
              Boston, MA                                   02110
(Address of principal executive offices)                 (Zip Code)

                                (617) 261-9000
              Registrant's Telephone Number, Including Area Code


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

     Copley Realty Income Partners 4; A Limited Partnership (the "Partnership") owns a 42% partnership interest in Hewson Shasta Way Associates (the "Joint Venture"), a general partnership organized to own real property. The remaining 58% is owned by Copley Realty Income Partners 3; A Limited Partnership, an affiliate of the Partnership. On August 27, 1999, the Joint Venture sold its property located at 355 E. Easy Street, Simi Valley, California. The property was sold to an unaffiliated third party (the "Buyer") for gross proceeds of $13,057,000, of which the Partnership's share was $5,483,940. The selling price was determined by arms-length negotiation between the Joint Venture and the Buyer. The Partnership received its 42% share of the net proceeds, approximately $5,405,000, and recognized a gain of approximately $1,937,000.

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

     In connection with the disposition of the asset discussed in Item 2 above, pro forma financial statements are presented below. The pro forma balance sheet is presented as of June 30, 1999 (Exhibit A). The pro forma income statements are presented for the fiscal year ended December 31, 1998 (Exhibit B) and the six month period ended June 30, 1999 (Exhibit C).


                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 10, 1999     COPLEY REALTY INCOME PARTNERS 4;
                                    A LIMITED PARTNERSHIP
                                        (Registrant)



                              By: Fourth Income Corp.,
                                  Managing General Partner


                              By: /s/  Alison Husid Cutler
                                  ---------------------------------
                                  Name:  Alison Husid Cutler
                                  Title: President, Chief Executive
                                  Officer and Director

Copley Realty Income Partners 4
A Limited Partnership
Pro Forma Balance Sheet
June 30, 1999
Unaudited
                                   EXHIBIT A

                                                                                         Pro Forma                     June 30, 1999
                                                               June 30, 1999             Adjustment                      Pro Forma
                                                               -------------             ----------                      ---------
ASSETS

Joint Venture                                                     3,468,313             (3,468,313)                    $        0

Cash and cash equivalents                                         1,309,889              5,404,966 (a)                  6,714,855
                                                                 ----------            -----------                     ----------
                                                                 $4,778,202            $ 1,936,653                     $6,714,855
                                                                 ==========            ===========                     ==========


LIABILITIES AND PARTNERS' CAPITAL

Accounts payable                                                 $   27,571                      0                     $   27,571
Accrued management fee                                                9,190                      0                          9,190
Deferred disposition fee                                            197,700                      0                        197,700
                                                                 ----------            -----------                     ----------
Total liabilities                                                   234,461                      0                        234,461
                                                                 ----------            -----------                     ----------

Partners' capital :
      Limited partners ($561 per unit;
        100,000 units authorized, 11,931
        units issued and outstanding)                             4,542,805              1,917,286 (a)                  6,460,091
      General partners                                                  936                 19,367 (a)                     20,303
                                                                 ----------            -----------                     ----------

Total partners' capital                                           4,543,741              1,936,653                      6,480,394
                                                                 ----------            -----------                     ----------
                                                                 $4,778,202            $ 1,936,653                     $6,714,855
                                                                 ==========            ===========                     ==========

Copley Realty Income Partners 4
A Limited Partnership
Pro Forma Income Statement
Year Ended December 31, 1998
Unaudited
                                   EXHIBIT B

                                                                                                                       Year Ended
                                                              Year Ended                 Pro Forma                 December 31, 1998
                                                          December 31, 1998              Adjustment                    Pro Forma
                                                          -----------------              ----------                    ---------
Investment Activity


Joint venture earnings                                              257,979               (257,979)(b)                          0
                                                                 ----------            -----------                     ----------

     Total real estate operations                                   257,979               (257,979)                             0

Gain on sale of joint venture                                             0              1,936,653 (a)                  1,936,653
                                                                 ----------            -----------                     ----------

     Total real estate activity                                     257,979              1,678,674                      1,936,653

Interest on cash equivalents and short
  term investments                                                   78,537                      0                         78,537
                                                                 ----------            -----------                     ----------

     Total investment activity                                      336,516              1,678,674                      2,015,190


Portfolio Expenses

Management fee                                                       46,818                (39,231)(e)                      7,587
Amortization                                                          4,732                 (4,732)(b)                          0
General and administrative                                           64,589                 (2,100)(f)                     62,489
                                                                 ----------            -----------                     ----------
                                                                    116,139                (46,063)                        70,076
                                                                 ----------            -----------                     ----------

Net income                                                       $  220,377            $ 1,724,737                     $1,945,114
                                                                 ==========            ===========                     ==========

Net income per limited partnership unit                          $    18.29            $    143.11 (c)                 $   161.40
                                                                 ==========            ===========                     ==========

Number of limited partnership units
  outstanding during the year                                        11,931                 11,931                         11,931
                                                                 ==========            ===========                     ==========

Copley Realty Income Partners 4
A Limited Partnership
Pro Forma Income Statement
Six Months Ended June 30, 1999
Unaudited
                                   EXHIBIT C

                                                                                                                   Six Months Ended
                                                               Six Months Ended           Pro Forma                  June 30, 1999
                                                                June 30, 1999             Adjustment                   Pro Forma
                                                                -------------             ----------                   ---------
Investment Activity

Joint venture earnings                                              162,915               (162,915)(d)                          0

Gain on sale of joint venture                                             0              1,936,653 (a)                  1,936,653
                                                                 ----------            -----------                     ----------

     Total real estate operations                                   162,915              1,773,738                      1,936,653

Interest on cash equivalents and short
  term investments                                                   31,970                      0                         31,970
                                                                 ----------            -----------                     ----------

     Total investment activity                                      194,885              1,773,738                      1,968,623


Portfolio Expenses

Management fee                                                       28,392                (22,876)(e)                      5,516
Amortization                                                          2,366                 (2,366)(d)                          0
General and administrative                                           34,251                      0                         34,251
                                                                 ----------            -----------                     ----------
                                                                     65,009                (25,242)                        39,767
                                                                 ----------            -----------                     ----------

Net income                                                       $  129,876            $ 1,798,980                     $1,928,856
                                                                 ==========            ===========                     ==========

Net income per limited partnership unit                          $    10.78            $    149.27 (c)                 $   160.05
                                                                 ==========            ===========                     ==========


Number of limited partnership units
  outstanding during the period                                      11,931                 11,931                         11,931
                                                                 ==========            ===========                     ==========

Pro Forma Financial Statement Footnotes:

(a) Disposition of asset as discussed in Item 2 herein and allocation of the gain to the Partners on such disposition.

(b) Removal of 1998 operating activity related to the disposed asset discussed in Item 2 herein.

(c) Calculation of net income per limited partnership unit after the removal of operating activity and addition of the gain related to the disposed asset discussed in Item 2 herein.

(d) Removal of 1999 year-to-date operating activity related to the disposed asset discussed in Item 2 herein.

(e) Removal of management fees based on distributions received during the pro forma period from the disposed asset discussed in Item 2 herein.

(f) Removal of appraisal fees incurred during the pro forma period for the disposed asset discussed in Item 2 herein.